         UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                        FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
    Date of Report (Date of earliest event reported) January 10, 2001

                         CASINO JOURNAL PUBLISHING GROUP, INC.
             (Exact name of registrant as specified in its charter)

         NEVADA                                    22-3378922
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization                   Identification Number

8025 Blackhorse Pike, Bayport One, Suite 470
West Atlantic City, NJ                                  08232
(Address of principal executive offices)             (Zip Code)

                      (201) 599-8484
            (Registrant's telephone number, including area code)

Item 1. Changes in Control of Registrant - None

Item 2. Acquisition or Disposition of Assets. - Casino Journal, Casino Journal of Nevada, Inc., Gaming Entertainment Expositions, Inc. (Sellers) entered into an Asset Contribution Agreement on January 10, 2001, effective as of January 1, 2001 whereby Sellers sold all of their assets related to trade magazines and newsletters and the organization of trade shows for the gaming industry to GEM Communications, LLC, a Delaware limited liability company for $2,625,000 in cash, another $375,000 in cash within the next year if certain thresholds are met and 100,000 LLC units of GEM.

Item 3. Bankruptcy or Receivership. None.

Item 4. Changes in Registrant's Certifying Accountant. None.

Item 5. Other Events.    On January 10, 2001, effective as of January
1, 2001, Casino Journal entered into a consulting agreement by and between Casino Journal, Glenn Fine and Adam Fine and GEM Communications, LLC on January 1, 2001 pursuant to which Casino Journal shall provide consulting services to GEM Communications, LLC. Under the agreement, Casino Journal shall receive a consulting fee of $12,500 per month and an annual bonus of $125,000 is GEM Communications, LLC's EBITDA exceeds pre-determined amounts

Item 6. Resignation of Registrant's Directors. None

Item 7. Financial Statements and Exhibits.

(b)   Pro-Forma Financial Information.

Pro-Forma financial information as required by Article 11 of Regulation S-X is filed herewith.

CASINO JOURNAL PUBLISHING GROUP, INC.

PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS




The following pro-forma financial statements of the Company have been prepared so as to give effect to the sale of its assets related to trade magazines and newsletters and the organization of trade shows for the gaming industry. The accompanying pro-forma balance sheet of the Company has been prepared as if the sale was consummated on September 30, 2000. The accompanying pro-forma statements of operations for the year ended December 31, 1999 and the nine months ended September 30, 2000 have each been prepared as if the sale had been consummated on the first day of each period, respectively. Furthermore, although the accompanying pro-forma balance sheet gives effect to the gain on the sale, such gain is excluded from both of the accompanying pro-forma statements of operations.

The pro-forma financial statements of the Company should be read in conjunction with the notes thereto. The pro-forma statements of operations do not purport to be indicative of the results of operations which may be expected to occur in the future.

                        CASINO JOURNAL PUBLISHING GROUP, INC.

                           PRO-FORMA CONSOLIDATED BALANCE SHEET


                                         ASSETS
                                          ------

                                            September 30,                                  September 30,
                                               2000                   Pro-Forma                 2000
                                            Historical               Adjustments              Pro-Forma
                                            ----------               -----------           ---------------
Current assets
Cash and certificate of deposit             $ 1,001,854              $  2,625,000 (1)           $ 3,626,854
Accounts receivable, net                      2,164,676                  (787,000) (2)(3)         1,377,676
Marketable securities                         1,471,674                         -                 1,471,674
Investment in Gem Communications LLC                  -                 1,800,000 (1)             1,800,000
Other current assets                            223,907                   370,000 (2)               593,907
                                            -----------              ------------              ------------
          Total current assets                4,862,111                 4,008,000                 8,870,111

Property and equipment - net                    329,894                  (149,000) (3)              180,894

Goodwill, net                                 1,965,462                         -                 1,965,462
Other assets                                    721,376                         -                   721,376
                                           ------------               -----------               -----------
          Total assets                      $ 7,878,843               $ 3,859,000               $11,737,843
                                           ============               ===========               ===========

                             LIABILITIES AND SHAREHOLDERS' EQUITY
                             ------------------------------------
Current liabilities
Accounts payable                            $ 1,628,123               $  (417,000) (2)(3)       $ 1,211,123
Deferred revenue                                853,642                         -                   853,642
Other current liabilities                       495,434                 1,625,000 (4)             2,120,434
                                           ------------               -----------               -----------
           Total current liabilities          2,977,199                 1,208,000                 4,185,199

Long-term liabilities                           402,436                         -                   402,436
                                           ------------               -----------               -----------
           Total liabilities                  3,379,635                 1,208,000                 4,587,635
                                           ------------               -----------               -----------
Shareholders' equity
Common stock                                      6,751                         -                     6,751
Additional paid-in capital                    6,625,188                         -                 6,625,188
Accumulated unrealized loss
on investments                                 (408,528)                        -                  (408,528)
Retained earnings (deficit)                  (1,549,686)                2,651,000 (4)             1,101,314
Treasury stock                                ( 174,517)                        -                  (174,517)
                                            -----------                ----------                ----------
            Total shareholders' equity        4,499,208                 2,651,000                 7,150,208
                                            -----------                ----------                ----------
            Total liabilities and
              shareholders' equity          $ 7,878,843                $3,859,000               $11,737,843
                                          ===========               =========               ==========

                     CASINO JOURNAL PUBLISHING GROUP, INC.

                PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS


                                              Year Ended                                            Year Ended
                                              December 31,                 Pro-Forma                December 31,
                                                 1999                     Adjustments                   1999
                                              Historical                       (5)                    Pro-Forma
                                              -----------                --------------             -------------
Revenues
Advertising                                   $ 7,204,442                 $ (1,705,988)              $ 5,498,454
Subscriptions                                   3,887,702                   (  490,758)                3,396,944
Trade shows                                     1,344,048                   (1,344,048)                        -
Other                                             971,422                   (   15,363)                  956,059
                                              -----------                 ------------                ----------
                                               13,407,614                   (3,556,157)                9,851,457
                                              -----------                 ------------                ----------
Direct costs
Printing                                        2,718,006                   (  689,146)                2,028,860
Production                                      1,163,733                   (  380,295)                  783,438
Postage                                           901,404                   (  147,215)                  754,189
Commissions                                       754,669                   (  212,242)                  542,427
Distribution                                      357,181                   (   29,543)                  327,638
Outside writers                                   177,696                   (   76,135)                  101,561
Other                                             487,391                   (  341,865)                  145,526
                                              -----------                 ------------                ----------
                                                6,560,080                   (1,876,441)                4,683,639
                                              -----------                 ------------                ----------
                  Gross profit                  6,847,534                   (1,679,716)                5,167,818
                                              -----------                 ------------                ----------
Operating expenses
Promotion                                         907,573                   (   92,125)                  815,448
General and administrative                      4,920,531                   (  650,000)                4,270,531
Undistributed stock compensation                2,145,000                            -                 2,145,000
Other, net                                        183,858                   (   34,905)                  148,953
                                              -----------                 ------------                ----------
                                                8,156,962                   (  777,030)                7,379,932
                                              -----------                 ------------                ----------
                  Loss before income taxes
                    and minority interest      (1,309,428)                  (  902,686)               (2,212,114)

Income taxes                                      215,000                            -                   215,000
                                              -----------                  -----------                ----------
                  Loss before minority
                    interest                   (1,524,428)                  (  902,686)               (2,427,114)

Minority interest                              (  158,240)                     158,240                         -
                                              -----------                  -----------               -----------
                  Net loss                    $(1,682,668)                 $(  744,446)              $(2,427,114)
                                              ===========                  ===========               ===========
Basic and diluted loss per share              $(      .34)                                           $(      .49)
                                              ===========                  ===========               ===========
Shares used in calculation of loss per share  $ 4,991,078                                            $ 4,991,078
                                              ===========

                 CASINO JOURNAL PUBLISHING GROUP, INC.

        PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                                Nine Months                                           Nine Months
                                                   Ended                                                 Ended
                                                September 30,                   Pro-Forma             September 30,
                                                    2000                       Adjustments               2000
                                                 Historical                         (5)                 Pro-Forma
                                                -------------                  ------------           --------------
Revenues                                        $ 9,968,019                    $ (2,759,571)           $ 7,208,448

Direct costs                                      5,075,427                      (1,512,228)             3,563,199
                                                -----------                    ------------            -----------
           Gross profit                           4,892,592                      (1,247,343)             3,645,249

General and administrative expenses               4,198,217                      (1,589,808)             2,608,409
                                                -----------                    ------------            -----------
           Income from operations                   694,375                      (  342,465)             1,036,840

Other income                                         74,891                      (    9,519)                84,410
                                                -----------                    ------------            -----------
           Income before income taxes
             and minority interest                  769,266                      (  351,984)             1,121,250

Income taxes                                        273,000                               -                273,000
                                                -----------                     -----------             ----------
Income before minority interest                     496,266                      (  351,984)               848,250

Minority interest                                  (115,398)                        118,051                  2,653
                                                -----------                     -----------              ---------
Net income (loss)                               $   380,868                     $(  470,035)             $ 850,903
                                                ===========                     ===========              =========
Basic and diluted income per share              $       .07                                              $     .15
                                                ===========                                              =========
Shares used in calculation of income per share  $ 5,593,773                                             $5,593,773
                                              ==========                                           ==========

                CASINO JOURNAL PUBLISHING GROUP, INC.

          NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS




1. Cash received on the sale of assets was $2,625,000. In addition, the Company received a 10% membership interest in Gem Communications, LLC. The interest is valued at $1,800,000. In addition, the Company will receive up to $375,000 in additional funds within the next year if certain performance criteria are met.

2.   The following closing adjustments were made:

Accounts receivable                $ 787,000
Accounts payable                    (417,000)
                                   ---------
                                   $ 370,000
                                   =========

     The Company will receive the closing adjustment upon the purchaser collecting the receivables transferred.

3. At the closing the following items were transferred to the purchaser: accounts receivable of $787,000 and property and equipment with a net book value of $149,000. In addition, the purchaser assumed accounts payable of $417,000.

4. The Company realized a gain of $4,276,000 on the sale, measured by the excess of the contract price and closing adjustments over the aggregate book values of the assets transferred. Estimated income tax expense resulting from the sale is $1,625,000. In accordance with the applicable provisions of Article 11 of Regulation S-X, such gain is reflected in the shareholders' equity section of the accompanying pro-forma balance sheet as of September 30, 2000, but, as a direct, non-recurring effect of the transaction, is excluded from the accompanying pro-forma statements of operations.

5. The pro-forma adjustments applicable to the pro-forma consolidated statements of operations for the annual and nine months period ended December 31, 1999 and September 30, 2000, respectively, consist of subtracting revenues, direct costs and direct operating expenses attributable to the assets sold. Such operations resulted in net income of $744,446 for the year and net losses of $470,035 for the nine months. Subtracting such net income and losses from the consolidated totals results in pro-forma net loss of $2,427,114 for the year ended December 31, 1999 and pro-forma net income of $850,903 for the nine months ended September 30, 2000. The gain on the sale of $2,651,000 is excluded from the pro-forma statements of operations.

Exhibits.

Asset Contribution Agreement
Consulting Agreement

Item 8. Change in Fiscal Year. None

                         SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

Casino Journal Publishing Group, Inc. (Registrant)

By: /s/, Alan Woinski, President
        ----------------------------
         Alan Woinski

Date: January 15, 2001